SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event Reported)  January 14, 2003


                        L & L FINANCIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


       NEVADA                    000-32505                 91-2103949
(State of Incorporation)  (Commission File Number)          (I.R.S. Employer
                                                              Identification
No.)


                     26318 127th AVENUE SE, KENT, WA  98031-7970

       (Address of principal executive office)                  (Zip Code)

Registrant's Telephone Number, Including Area Code   (206) 779-3068


                                      N/A
          (Former name or former address if changed since last report)






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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

       N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

       N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

       N/A

ITEM 4.CHANGE IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

       N/A

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

       N/A

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

       N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       N/A


ITEM 8. CHANGE IN FISCAL YEAR

       On August 18, 2001, the Registrant merged with and into L & L Investments Holdings, Inc. and decided to change its fiscal year end from February 28 to April 30. The Registrant had not commenced operations, and the net book value of its assets was immaterial, as comparing to L & L Investments Holdings, Inc. For financial accounting purposes, the acquisition was a reverse acquisition under the purchase method of accounting, and was treated as a recapitalization with L & L Investment Holdings, Inc. as the acquirer.

       The report on the transition period will be filed on Form 10-QSB.



ITEM 9. REGULATION FD DISCLOSURE

       N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        L & L FINANCIAL HOLDINGS, INC.


Date:  January 14, 2003                       By:  /S/   Dickson Lee
                                                  Dickson Lee, CEO